DEAN WITTER SHORT-TERM BOND FUND      Two World Trade Center, New York, New York
                                      10048

LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

As the six-month period under review began, the likelihood of an increase in the federal funds rate diminished and the economy appeared to soften. Although this moderation was brief, the renewed exuberance in the economy and the tight labor markets that ensued only briefly overshadowed the lack of inflation that seemed to become entrenched in the economic environment. Domestic fixed-income markets were further aided by currency and economic turmoil in Asia and Latin America, which served to highlight the "safe haven" that U.S. markets, particularly Treasuries, afforded. As a result, for the six-month period ended October 31, 1997, yields on two- and five-year Treasuries fell 72 and 85 basis points (0.72 and 0.85 percent) to 5.68 percent and 5.72 percent, respectively.

PERFORMANCE

Dean Witter Short-Term Bond Fund's net assets grew from $42 million to $69 million during the period under review. Most of this increase was attributable to net subscriptions during the prior three months as uncertainty and volatility began to plague the capital markets.

The Fund returned 4.06 percent versus 3.82 percent for the Lipper Analytical Services Short Investment Grade Debt Funds Index. Over the same period, six-month Treasury bills returned 2.60 percent. The Fund's ability to achieve returns well in excess of money market rates was primarily due to the decline in interest rates and secondly to the higher yields available for longer-dated securities.

PORTFOLIO

The Fund experienced net redemptions as interest rates began falling in May and June. To meet cash needs, the Fund's temporary reserves were reduced and one-month Treasuries and four-year corporates were sold in combination to maintain the average maturity and duration of the Fund at their April 30, 1997 marks of 1.66 years and 1.48 years, respectively. Cash

DEAN WITTER SHORT-TERM BOND FUND
flows turned positive in July just as interest rates plummeted, with two- and three-year Treasuries falling 33 and 43 basis points in yield to 5.72 percent and 5.78 percent, respectively. Given the dramatic dip in rates and the reduced incentive for extending maturities, new inflows were confined primarily to six-month Treasuries, which had remained close to their prior month's level. As a result, the Fund's average maturity and duration declined to 1.47 years and
1.24 years, respectively.

With yields modestly higher during much of the last three months of the period, additional funds from net new subscriptions were invested throughout the Treasury, agency, mortgage and corporate sectors, with an emphasis on two- to three-year maturities. Their lengthening impact on the Fund's average maturity was offset somewhat by a higher cash position that climbed to just over 10 percent of investable assets on October 31.

During this period, widening corporate spreads versus Treasuries increased the attractiveness of these securities, and a number of new credits were added to the portfolio, including AT&T Capital Corp., Illinois Power Co., Ford Credit Corp., GATX Corp., MedPartners Inc., Finova Corp., SuperValu Inc. and Salomon Brothers Inc. No corporate bonds were purchased with maturities beyond December 2000.

For the six-month period ended October 31, 1997, the Fund paid a dividend of $0.35. Monthly dividends may vary from month to month, depending on the income earned by the Fund. The Fund will continue to strive to provide the highest level of current income consistent with the preservation of capital.

CORPORATE SECURITIES SECTOR

At the end of the period, the Fund held 31 investment-grade corporate issues, with an average maturity of 2.04 years and average duration of 1.84 years. The average quality rating was Baa1. The largest sector increase was finance, which represented nearly 36 percent of the investment-grade holdings on October 31, up from 12.7 percent on April 30. Industrial holdings declined the most, to 34 percent from just over 46 percent at the end of April.

GLOBAL SECTOR

During the past six months, the Fund's investments continued to be restricted to U.S.-dollar-denominated investments. Significantly lower investment yields in Canada and a weakness in the Canadian dollar versus the U.S. dollar forced the Fund to refrain from adding Canadian investments. We will continue to avoid exposure to the Mexican peso, due to its continuing volatility.

DEAN WITTER SHORT-TERM BOND FUND

U.S. GOVERNMENT/MORTGAGE SECTOR

During the past six months the decline in interest rates, combined with the recent inflow of funds, has afforded us the opportunity to add balloon-mortgage-backed securities, U.S. Treasuries and federal agency issues. In the current market environment, and as market conditions warrant, this sector of the Fund will continue to pursue a diversified strategy when making new investments, by purchasing securities that enhance both the Fund's current yield and its total return potential. On October 31, 1997, this sector of the Fund was 30 percent invested in mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Corporation
(FNMA), 33 percent in U.S. Treasuries and the remaining 37 percent in U.S. agencies.

LOOKING AHEAD

As we enter the final quarter of 1997, it appears that the economy will remain vibrant and inflation will remain contained. However, potential crosscurrents that are both inflationary and deflationary make the direction of future monetary policy uncertain. The financial and currency crises in Asia create the potential for deflationary shocks to our economy as imports cheapen and our export markets shrink. And volatility in the U.S. stock market is attesting to concerns arising over the possible repercussions of weakened Asian markets on our own markets at home. Against this deflationary scenario, U.S. labor markets are stronger than ever -- unemployment fell to 4.7 percent in October -- and consumers appear to be gearing up for a generous Holiday season. Such an environment has historically been conducive to rising inflation. Currently, however, neither force is providing sufficient impetus for a change in monetary policy. Before taking any action the Federal Reserve Board will most likely monitor both situations for signs of either force achieving dominance in our economy.

Given the uncertainty of the times, the Fund will continue to operate within its current maturity and asset allocation strategy. We appreciate your continued support of Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER SHORT-TERM BOND FUND

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 21, 1997, a special meeting of the Fund's shareholders was held to vote on four separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

             For.......................................................................   2,281,505
             Against...................................................................      80,670
             Abstain...................................................................     245,613

(2) ELECTION OF TRUSTEES:

Michael Bozic
For.....................   2,374,485
Withheld................     233,303

Charles A. Fiumefreddo
For.....................   2,372,197
Withheld................     235,591

Edwin J. Garn
For.....................   2,374,485
Withheld................     233,303

John R. Haire
For.....................   2,374,857
Withheld................     232,931

Wayne E. Hedien
For.....................   2,374,009
Withheld................     233,779

Dr. Manuel H. Johnson
For.....................   2,374,009
Withheld................     233,779

Michael E. Nugent
For.....................   2,374,857
Withheld................     232,931

Philip J. Purcell
For.....................   2,374,857
Withheld................     232,931

John L. Schroeder
For.....................   2,374,857
Withheld................     232,931

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

         For...........................................................................   2,208,918
         Against.......................................................................     119,121
         Abstain.......................................................................     279,749

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

         For...........................................................................   2,352,707
         Against.......................................................................      25,795
         Abstain.......................................................................     229,286

DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                             COUPON       MATURITY
THOUSANDS                                              RATE          DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (48.7%)
             Auto - Rentals (1.5%)
$  1,000     Hertz Corp...........................      9.50 %     05/15/98      $ 1,019,770
                                                                                 -----------

             Automotive - Finance (2.9%)
   2,000     Ford Motor Credit Corp...............      6.375      10/06/00        2,015,900
                                                                                 -----------

             Bank Holding Companies (0.7%)
     500     Chase Manhattan Corp. ...............      7.50       12/01/97          500,695
                                                                                 -----------

             Banks - International (1.4%)
   1,000     Kansallis-Osake Pankki (Finland).....      6.125      05/15/98        1,000,790
                                                                                 -----------

             Brokerage (4.4%)
   1,000     Lehman Brothers Holdings, Inc........      7.625      07/15/99        1,023,590
   2,000     Salomon Brothers Inc.................      6.50       03/01/00        2,011,900
                                                                                 -----------
                                                                                   3,035,490
                                                                                 -----------

             Cable & Telecommunications (3.1%)
   1,105     New American Holdings, Inc...........      7.50       03/01/00        1,131,045
   1,000     Telecommunications, Inc..............      7.375      02/15/00        1,022,530
                                                                                 -----------
                                                                                   2,153,575
                                                                                 -----------

             Finance - Leasing (4.4%)
   1,000     AT&T Capital Corp....................      6.65       04/30/99        1,009,420
   1,000     Comdisco Inc.........................      6.50       06/15/00        1,008,890
   1,000     Finova Capital Corp..................      6.25       08/15/00        1,002,070
                                                                                 -----------
                                                                                   3,020,380
                                                                                 -----------

             Financial (3.0%)
   1,000     Fletcher Challenge Financial Inc.....      9.80       06/15/98        1,024,380
   1,065     International Lease Finance Corp.....      5.75       07/01/98        1,065,735
                                                                                 -----------
                                                                                   2,090,115
                                                                                 -----------

             Financial Services (0.8%)
     500     Golden West Financial Corp...........      7.875      01/15/02          529,090
                                                                                 -----------

             Foreign Government Agency (4.2%)
   1,000     Bank of China........................      6.75       03/15/99          998,660
   2,000     Korea Development Bank...............      6.25       05/01/00        1,922,340
                                                                                 -----------
                                                                                   2,921,000
                                                                                 -----------

             Gas Transmission (1.5%)
   1,000     The Williams Companies, Inc..........      7.50       09/15/99        1,025,910
                                                                                 -----------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON       MATURITY
THOUSANDS                                              RATE          DATE           VALUE
--------------------------------------------------------------------------------------------
             Healthcare (2.9%)
$  2,000     MedPartners Inc......................      6.875%     09/01/00      $ 2,004,700
                                                                                 -----------

             Photography (1.5%)
   1,000     Polaroid Corp........................      8.00       03/15/99        1,026,760
                                                                                 -----------

             Retail - Food Chains (3.7%)
     500     Great Atlantic & Pacific Tea Co.,
             Inc..................................      9.125      01/15/98          503,225
   2,000     Supervalu, Inc.......................      7.25       07/15/99        2,041,420
                                                                                 -----------
                                                                                   2,544,645
                                                                                 -----------

             Transportation (2.0%)
     300     AMR Corp.............................      8.10       11/01/98          306,525
   1,000     Union Pac Corp.......................      7.375      05/15/01        1,033,760
                                                                                 -----------
                                                                                   1,340,285
                                                                                 -----------

             Transportation - Shipping (2.9%)
   2,000     Gatx Capital Corp....................      6.50       11/01/00        2,011,620
                                                                                 -----------

             Utilities - Electric (7.8%)
     500     Commonwealth Edison Co...............      6.50       04/15/00          504,150
     511     Commonwealth Edison Co...............      7.625      02/15/03          518,031
   1,000     Connecticut Light & Power Co.........      7.25       07/01/99        1,000,620
     370     Consumers Energy Co..................      8.875      11/15/99          388,667
   1,000     Illinois Power Co....................      5.625      04/15/00          989,390
   1,000     Ohio Edison Co.......................      6.875      09/15/99        1,012,090
     500     Pacific Gas & Electric Co............      5.75       12/01/98          499,755
     490     System Energy Resources Inc..........      7.625      04/01/99          499,501
                                                                                 -----------
                                                                                   5,412,204
                                                                                 -----------
             TOTAL CORPORATE BONDS (Identified Cost $33,851,722)............      33,652,929
                                                                                 -----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (47.9%)
             Mortgage Pass-Through Securities (13.9%)
   1,664     Federal Home Loan Mortgage Corp.                      06/01/98 -
             PC Gold..............................      6.00       11/01/01        1,655,314
   6,065     Federal Home Loan Mortgage Corp.                      04/01/98 -
             PC Gold..............................      6.50       09/01/02        6,100,767
   1,868     Federal National Mortgage Assoc......      6.00       10/01/00        1,844,982
                                                                                 -----------
                                                                                   9,601,063
                                                                                 -----------
             U.S. Government Agencies (18.8%)
   3,000     Federal Farm Credit Bank.............      6.16       11/06/00        2,998,710

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON       MATURITY
THOUSANDS                                              RATE          DATE           VALUE
--------------------------------------------------------------------------------------------
$  2,000     Federal Home Loan Bank...............      5.95%      11/12/98      $ 2,002,640
   1,000     Federal Home Loan Mortgage Corp......      6.125      11/26/99        1,000,450
   7,000     Federal National Mortgage Assoc......    5.94 - 6.22  11/06/98 -
                                                                   12/15/00        7,021,860
                                                                                 -----------
                                                                                  13,023,660
                                                                                 -----------

             U.S. Government Obligations (15.2%)
   3,500     U.S. Treasury Note...................      7.375      11/15/97        3,501,365
   4,000     U.S. Treasury Note...................      7.250      02/15/98        4,018,640
   1,000     U.S. Treasury Note...................      6.00       09/30/98        1,004,030
   1,000     U.S. Treasury Note...................      5.875      08/31/99        1,003,930
   1,000     U.S. Treasury Note...................      5.75       09/30/99        1,002,340
                                                                                 -----------
                                                                                  10,530,305
                                                                                 -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Identified Cost $33,112,179)..................................      33,155,028
                                                                                 -----------
             SHORT-TERM INVESTMENTS (11.2%)
             U.S. GOVERNMENT AGENCIES (a) (11.0%)
   7,600     Federal Home Loan Mortgage Corp.         5.45 - 5.65  11/03/97 -
             (Amortized Cost $7,593,714)..........                 11/12/97        7,593,714
                                                                                 -----------
             REPURCHASE AGREEMENT (0.2%)
     137     The Bank of New York (dated 10/31/97;
             proceeds $136,711) (b)
             (Identified Cost $136,649)...........       5.50      11/03/97          136,649
                                                                                 -----------

             TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,730,363)......       7,730,363
                                                                                 -----------

             TOTAL INVESTMENTS (Identified Cost $74,694,264) (c)..... 107.8%      74,538,320

             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..........  (7.8)      (5,391,171)
                                                                       ----      -----------

             NET ASSETS.............................................. 100.0%     $69,147,149
                                                                      =====      ===========


---------------------

 PC    Participation Certificate.
(a)    Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b)    Collateralized by $136,086 U.S. Treasury Note 6.00% due 07/31/02 valued at
       $139,382.
(c)    The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $241,716 and the aggregate gross unrealized depreciation is $397,660, resulting in net unrealized depreciation of $155,944.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $74,694,264).........................................    $74,538,320
Cash...................................................................            432
Receivable for:
    Interest...........................................................        956,030
    Shares of beneficial interest sold.................................        755,665
Deferred organizational expenses.......................................         41,331
Receivable from affiliate..............................................        132,297
Prepaid expenses and other assets......................................         18,098
                                                                           -----------

    TOTAL ASSETS.......................................................     76,442,173
                                                                           -----------

LIABILITIES:
Payable for:
    Investments purchased..............................................      7,000,000
    Shares of beneficial interest repurchased..........................        219,341
    Dividends to shareholders..........................................         25,273
Accrued expenses and other payables....................................         50,410
                                                                           -----------

    TOTAL LIABILITIES..................................................      7,295,024
                                                                           -----------

    NET ASSETS.........................................................    $69,147,149
                                                                           ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital........................................................    $70,726,658
Net unrealized depreciation............................................       (155,944)
Accumulated undistributed net investment income........................             62
Accumulated net realized loss..........................................     (1,423,627)
                                                                           -----------

    NET ASSETS.........................................................    $69,147,149
                                                                           ===========

NET ASSET VALUE PER SHARE,
 7,258,836 shares outstanding
 (unlimited shares authorized of $.01 par value).......................          $9.53
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND

STATEMENT OF OPERATIONS
For the six months ended October 31, 1997 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $1,445,884
                                                                            ----------

EXPENSES
Investment management fee...............................................       148,913
Professional fees.......................................................        29,078
Shareholder reports and notices.........................................        23,742
Registration fees.......................................................        23,409
Organizational expenses.................................................        17,441
Transfer agent fees and expenses........................................        11,217
Trustees' fees and expenses.............................................         6,302
Other...................................................................         6,441
                                                                            ----------

    TOTAL EXPENSES......................................................       266,543

Less: amounts waived/reimbursed.........................................      (266,543)
                                                                            ----------

    NET EXPENSES........................................................        --
                                                                            ----------

    NET INVESTMENT INCOME...............................................     1,445,884
                                                                            ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.......................................................      (263,344)
Net change in unrealized depreciation...................................       465,603
                                                                            ----------

    NET GAIN............................................................       202,259
                                                                            ----------

NET INCREASE............................................................    $1,648,143
                                                                            ==========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE SIX       FOR THE YEAR
                                                             MONTHS ENDED         ENDED
                                                           OCTOBER 31, 1997   APRIL 30, 1997
---------------------------------------------------------------------------------------------
                                                             (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................       $ 1,445,884       $ 2,333,799
Net realized loss......................................          (263,344)         (230,430)
Net change in unrealized depreciation..................           465,603           (27,367)
                                                              -----------       -----------

    NET INCREASE.......................................         1,648,143         2,076,002

Dividends from net investment income...................        (1,501,998)       (2,254,744)

Net increase from transactions in shares of beneficial
 interest..............................................        26,748,925         9,252,602
                                                              -----------       -----------

    NET INCREASE.......................................        26,895,070         9,073,860
NET ASSETS:
Beginning of period....................................        42,252,079        33,178,219
                                                              -----------       -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $62 and $56,176, respectively).....................       $69,147,149       $42,252,079
                                                              ===========       ===========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors);
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 1997 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1997 through December 31, 1997, the Investment Manager is waiving its compensation and assuming all operating expenses without limitation.

DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 1997 (unaudited) continued

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended October 31, 1997 were $36,520,638 and $12,823,516, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $19,907,840 and $6,784,930, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                         FOR THE SIX                        FOR THE YEAR
                                                                         MONTHS ENDED                           ENDED
                                                                       OCTOBER 31, 1997                    APRIL 30, 1997
                                                                  ---------------------------        ---------------------------
                                                                          (unaudited)
                                                                    SHARES          AMOUNT             SHARES          AMOUNT
                                                                  ----------     ------------        ----------     ------------
Sold..........................................................     5,596,483     $ 53,269,279         5,655,876     $ 53,856,789
Reinvestment of dividends.....................................       115,331        1,097,588           187,178        1,780,724
                                                                  ----------      -----------        ----------      -----------
                                                                   5,711,814       54,366,867         5,843,054       55,637,513
Repurchased...................................................    (2,902,477)     (27,617,942)       (4,870,750)     (46,384,911)
                                                                  ----------      -----------        ----------      -----------
Net increase..................................................     2,809,337     $ 26,748,925           972,304     $  9,252,602
                                                                  ==========     ============        ==========     ============

5. FEDERAL INCOME TAX STATUS

At April 30, 1997, the Fund had a net capital loss carryover of approximately $1,065,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

  AMOUNTS IN THOUSANDS
-------------------------
2003      2004      2005
-----     -----     -----
$378       $501      $186
====       ====      ====

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $96,000 during fiscal 1997.

As of April 30, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                 FOR THE YEAR ENDED APRIL 30
                                                          MONTHS ENDED              -----------------------------------
                                                        OCTOBER 31, 1997              1997                   1996
-----------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............            $ 9.50                      $ 9.54                 $ 9.46
                                                              ------                      ------                 ------
Net investment income.............................              0.34                        0.61                   0.63
Net realized and unrealized gain (loss)...........              0.04                       (0.06)                  0.05
                                                              ------                      ------                 ------
Total from investment operations..................              0.39                        0.55                   0.68
                                                              ------                      ------                 ------
Less dividends and distributions from:
   Net investment income..........................             (0.35)                      (0.59)                 (0.45)
   Paid-in-capital................................                --                          --                  (0.15)
                                                              ------                      ------                 ------
Total dividends and distributions.................             (0.35)                      (0.59)                 (0.60)
                                                              ------                      ------                 ------
Net asset value, end of period....................            $ 9.53                      $ 9.50                 $ 9.54
                                                              ======                      ======                 ======
TOTAL INVESTMENT RETURN+..........................              4.06%(1)                    5.88%                  7.33%

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................                -- (3)                    0.64%(3)               0.37%(3)
Net investment income.............................              6.80%(2)(3)                 6.25%(3)               6.54%(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........           $69,147                     $42,252                $33,178
Portfolio turnover rate...........................                31%(1)                      67%                    64%

                                                                                                      FOR THE PERIOD
                                                           FOR THE YEAR ENDED APRIL 30              JANUARY 10, 1994*
                                                         -----------------------------------              THROUGH
                                                                    1995                              APRIL 30, 1994
-----------------------------------------------------------------------------------------------------------------------

                                                                (unaudited)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............                  $ 9.62                               $10.00
                                                                    ------                               ------
Net investment income.............................                    0.77                                 0.21
Net realized and unrealized gain (loss)...........                   (0.33)                               (0.40)
                                                                    ------                               ------
Total from investment operations..................                    0.44                                (0.19)
                                                                    ------                               ------
Less dividends and distributions from:
   Net investment income..........................                   (0.59)                               (0.19)
   Paid-in-capital................................                   (0.01)                                  --
                                                                    ------                               ------
Total dividends and distributions.................                   (0.60)                               (0.19)
                                                                    ------                               ------
Net asset value, end of period....................                  $ 9.46                               $ 9.62
                                                                    ======                               ======
TOTAL INVESTMENT RETURN+..........................                    4.76%                               (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................                      -- (3)                               -- (3)
Net investment income.............................                    7.64%(3)                             6.36%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........                 $29,818                              $43,403
Portfolio turnover rate...........................                      74%                                   9%(1)

---------------------
 *  Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.25% and 5.54%, respectively, for the period ended October 31, 1997, 1.30% and 5.59%, respectively, for the year ended April 30, 1997, 1.29% and 5.61%, respectively, for the year ended April 30, 1996, 1.08% and 6.56%, respectively, for the year ended April 30, 1995 and 1.55% and 4.81%, respectively, for the period ended April 30, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.







DEAN WITTER
SHORT-TERM
BOND FUND

[PHOTO]

SEMI-ANNUAL REPORT
OCTOBER 31, 1997